New Global Energy, Inc. - Statements of Operations (USD $)	0 Months Ended
Jan. 31, 2012
Revenue	$ 0
Costs & Expenses:
General and Administrative	199
Interest expense	0
TOTAL COSTS & EXPENSES	199
Loss from continuing operations before income taxes	(199)
Income taxes	0
Net Loss	(199)
Continuing operations	$ 0
Basic and diluted net loss	$ 0
Weighted average shares outstanding (basic & diluted)	1,750,000